                                                                    Exhibit 99.1

NEWS FROM ARDEN REALTY, INC.
FOR IMMEDIATE RELEASE

CONTACT:  RICHARD DAVIS
          (310) 966-2600

      ARDEN REALTY, INC. REPORTS SECOND QUARTER 2003 FFO OF $0.67 PER SHARE

                                  JULY 30, 2003

Los Angeles, California - Arden Realty, Inc. (NYSE/ARI), a Los Angeles-based office real estate investment trust, today reported Funds From Operations (FFO) for the second quarter of 2003 of $43.4 million or $0.67 per share on a fully diluted basis, compared with FFO of $46.6 million or $0.70 per share on a fully diluted basis for the second quarter of 2002.

Revenues for the second quarter of 2003 were $105.5 million compared with $100.4 million for the second quarter of 2002. Net income for the second quarter of 2003 was $18.9 million or $0.30 per share on a fully diluted basis compared with $17.4 million or $0.27 per share on a fully diluted basis for the second quarter of 2002.

Overall portfolio occupancy stood at 89.5% at the end of the second quarter 2003 versus 89.7% at the end of the first quarter 2003 and 89.9% at the end of the second quarter of 2002.

During the second quarter of 2003, the Company sold five properties containing approximately 375,000 square feet for $48.4 million, bringing total sales for the year to $80.7 million.

A dividend of $0.505 per share was declared for the second quarter of 2003.

Total debt was approximately $1.35 billion, representing approximately 43.7% of total market capitalization at June 30, 2003.

Arden Realty will host a conference call to discuss second quarter 2003 operating results on July 31, 2003, at 1:00 p.m. Eastern time. A live webcast (listen only mode) of the conference call will be available at this time. A hyperlink to the live webcast will be available from the Investor Information section of our website at www.ardenrealty.com or at www.companyboardroom.com. A replay of the conference call may be heard by calling (800) 642-1687 (U.S.) or
(706) 645-9291 (International), access code 1420357, from 2:00 p.m. Eastern time on July 31, 2003 through 12:00 a.m. Eastern time on August 14, 2003. During this period, an on-demand webcast replay of the call will also be available from the Investor Information section of our website at www.ardenrealty.com or at www.companyboardroom.com.

Financial schedules follow. A detailed analysis of the quarter's results can be obtained by viewing the Supplemental Operating and Financial Data available in the Investor Information section (Financial Reports) of the Company's website at www.ardenrealty.com, or by calling the Company contact listed above.

Arden Realty is a self-administered, self-managed REIT which owns, manages, leases, develops, renovates and acquires commercial office properties located in Southern California. As of June 30, 2003, the Company's portfolio contained 131 properties comprised of 217 buildings and approximately 18.9 million rentable square feet including a development property with approximately 283,000 rentable square feet under lease-up.

Statements made in this press release or during the conference call which are not historical may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Arden Realty believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, these statements are subject to various risks and uncertainties that may prevent the Company's expectations from being achieved. Factors that could cause actual results to differ materially from the Company's expectations include general and Southern California specific real estate and economic conditions, competition within the industry, the availability and cost of capital for future investments and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K.


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
                               ARDEN REALTY, INC.
                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                                                  JUNE 30,        DECEMBER 31,
                                                                                    2003              2002
                                                                                -----------       -----------
                                                                                (unaudited)
ASSETS
   Investment in real estate:
     Commercial properties                                                      $ 2,979,942       $ 2,960,583
     Less: accumulated depreciation and amortization                               (424,670)         (381,557)
                                                                                -----------       -----------
                                                                                  2,555,272         2,579,026
     Properties under development                                                    69,286            65,296
     Land available for development                                                  23,789            23,731
     Properties held for disposition, net                                                --            73,571
                                                                                -----------       -----------
         Net investment in real estate                                            2,648,347         2,741,624
   Cash and cash equivalents                                                         15,565             4,063
   Restricted cash                                                                   20,709            20,498
   Rent and other receivables                                                         2,004             2,917
   Deferred rent                                                                     43,557            43,646
   Prepaid financing costs, expenses and other assets, net of amortization           22,701            19,661
                                                                                -----------       -----------
         Total assets                                                           $ 2,752,883       $ 2,832,409
                                                                                ===========       ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
   Mortgage loans payable                                                       $   568,564       $   570,654
   Unsecured lines of credit                                                        158,000           208,587
   Unsecured term loan                                                              125,000           125,000
   Unsecured senior notes, net of discount                                          498,255           498,063
   Accounts payable and accrued expenses                                             54,951            55,705
   Security deposits                                                                 21,157            20,645
   Dividends payable                                                                 31,985            31,807
                                                                                -----------       -----------
         Total liabilities                                                        1,457,912         1,510,461
   Minority interest                                                                 73,387            74,571
   Stockholders' equity:
     Common stock                                                                       635               631
     Additional paid-in capital                                                   1,238,611         1,260,773
     Deferred compensation                                                          (11,985)          (11,259)
     Accumulated other comprehensive loss                                            (5,677)           (2,768)
                                                                                -----------       -----------
         Total stockholders' equity                                               1,221,584         1,247,377
                                                                                -----------       -----------
         Total liabilities and stockholders' equity                             $ 2,752,883       $ 2,832,409
                                                                                ===========       ===========


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
                               ARDEN REALTY, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)

                                                 FOR THE THREE MONTHS            FOR THE SIX MONTHS
                                                        ENDED                           ENDED
                                                       JUNE 30,                       JUNE 30,
                                              -------------------------       -------------------------
                                                2003             2002           2003            2002
                                                ----             ----           ----            ----
                                                     (unaudited)                     (unaudited)
Revenue
   Revenues from rental operations:
     Scheduled cash rents                     $  90,528       $  84,635       $ 180,754       $ 169,677
     Straight-line rents                            337           2,098             948           3,693
     Tenant reimbursements                        5,999           6,300          13,034          13,185
     Parking, net of expenses                     5,525           5,186          10,644          10,150
     Other rental operations                      2,782           1,708           4,067           2,923
                                              ---------       ---------       ---------       ---------
                                                105,171          99,927         209,447         199,628
   Interest and other income                        378             512             510           1,052
                                              ---------       ---------       ---------       ---------
       Total revenue                            105,549         100,439         209,957         200,680
                                              ---------       ---------       ---------       ---------
Expenses:
   Property expenses:
     Repairs and maintenance                     11,098           9,273          21,519          18,401
     Utilities                                    8,093           7,731          16,126          15,306
     Real estate taxes                            7,261           7,056          14,769          14,257
     Insurance                                    2,080           2,045           4,205           3,659
     Ground rent                                    322             270             364             338
     Property administrative                      4,760           3,570           8,898           7,267
                                              ---------       ---------       ---------       ---------
       Total property expenses                   33,614          29,945          65,881          59,228
   General and administrative                     4,225           2,951           7,877           5,911
   Interest                                      23,254          21,584          46,289          42,981
   Depreciation and amortization                 30,049          28,028          59,010          53,608
                                              ---------       ---------       ---------       ---------
Income from continuing operations before
   gain and minority interest                    14,407          17,931          30,900          38,952
Gain on sale of operating properties                 --              81              --           1,273
                                              ---------       ---------       ---------       ---------
Income from continuing operations before
   minority interest                             14,407          18,012          30,900          40,225
Minority interest                                (1,440)         (1,521)         (2,926)         (3,176)
                                              ---------       ---------       ---------       ---------
Income from continuing operations                12,967          16,491          27,974          37,049
Discontinued operations, net of
   minority interest                                (85)            916             985           1,711
Gain on sale of discontinued properties           6,021              --           5,382              --
                                              ---------       ---------       ---------       ---------
Net income                                    $  18,903       $  17,407       $  34,341       $  38,760
                                              =========       =========       =========       =========
Net income per share:
     Basic                                    $    0.30       $    0.27       $    0.54       $    0.60
                                              =========       =========       =========       =========
     Diluted                                  $    0.30       $    0.27       $    0.54       $    0.60
                                              =========       =========       =========       =========
Weighted average common shares:
     Basic                                       63,207          64,529          63,124          64,366
                                              =========       =========       =========       =========
     Diluted                                     63,436          65,106          63,268          64,836
                                              =========       =========       =========       =========


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
                               ARDEN REALTY, INC.
                      CALCULATION OF FUNDS FROM OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                         FOR THE THREE MONTHS           FOR THE SIX MONTHS
                                                                ENDED                         ENDED
                                                               JUNE 30,                      JUNE 30,
                                                       -----------------------       -----------------------
                                                         2003           2002           2003           2002
                                                         ----           ----           ----           ----
FUNDS FROM OPERATIONS:(1)
   Net Income                                          $ 18,903       $ 17,407       $ 34,341       $ 38,760
   Plus -
      Depreciation and minority interest from
          discontinued operations                           148            819            821          1,644
     Depreciation and amortization of real estate
          assets                                         30,049         28,028         59,010         53,608
     Minority interest                                    1,440          1,521          2,926          3,176
   Less -
      Gain on sale of discontinued properties            (6,021)            --         (5,382)            --

      Gain on sale of operating properties                   --            (81)            --         (1,273)
      Income allocated to Preferred Operating
          Partnership Units                              (1,078)        (1,078)        (2,156)        (2,156)
                                                       --------       --------       --------       --------
FUNDS FROM OPERATIONS (2)                              $ 43,441       $ 46,616       $ 89,560       $ 93,759
                                                       ========       ========       ========       ========
Per share:
   Funds From Operations - Diluted                     $   0.67       $   0.70       $   1.38       $   1.41
                                                       ========       ========       ========       ========
   Dividends declared                                  $  0.505       $  0.505       $   1.01       $   1.01
                                                       ========       ========       ========       ========
Weighted average shares and Operating
   Partnership Units outstanding - Diluted               65,132         66,850         64,982         66,610
                                                       ========       ========       ========       ========

(1) We believe that funds from operations, or FFO, is a useful supplemental measure of our operating performance. We compute FFO in accordance with standards established by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in April 2002. The White Paper defines FFO as net income or loss computed in accordance with generally accepted accounting principles, or GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

      We believe that FFO, by excluding depreciation costs, the gains or losses from the sale of operating real estate properties and extraordinary items as defined by GAAP, provides an additional perspective on our operating results. However, because these excluded items have real economic effect, FFO is a limited measure of performance.

      FFO captures trends in occupancy rates, rental rates and operating costs. FFO excludes depreciation and amortization costs and it does not capture the changes in value in our properties that result from use or changes in market conditions or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. Therefore, its ability to measure performance is limited.

      Because FFO excludes significant economic components of net income determined in accordance with GAAP, FFO should be used as an adjunct to net income and not as an alternative to net income. FFO should also not be used as an indicator of our financial performance, or as a substitute for cash flow from operating activities determined in accordance with GAAP or as a measure of our liquidity. FFO is used by investors to compare our performance with other REITs. Other REITs may use different methodologies for calculating FFO and, accordingly, our FFO may not be comparable to other REITs.

(2) Includes $448,000 and $315,000 in non-cash compensation expense for the three months ended June 30, 2003 and June 30, 2002, respectively and $837,000 and $560,000 in non-cash compensation expense for the six months ended June 30, 2003 and June 30, 2002, respectively.


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